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                         METROPOLITAN SERIES FUND, INC.
                                FEBRUARY 2, 2004

                         FI STRUCTURED EQUITY PORTFOLIO

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective May 1, 2004, the name of the FI Structured Equity Portfolio (the "Portfolio") will change to FI Value Leaders Portfolio. Although the Portfolio's investment objective will not change, effective May 1, 2004, the Portfolio will no longer be required to normally invest at least 80% of its assets in equity securities.

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                         METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED FEBRUARY 2, 2004
                         TO PROSPECTUS DATED MAY 1, 2003

     The following information supplements the Metropolitan Series Fund, Inc. Prospectus dated May 1, 2003. You should keep this supplement to the Prospectus for future reference.

     Effective May 1, 2004, the name of the FI Structured Equity Portfolio (the "Portfolio") will change to FI Value Leaders Portfolio. Although the Portfolio's investment objective will not change, effective May 1, 2004, the Portfolio will no longer be required to normally invest at least 80% of its assets in equity securities.

     Effective today, in the section of the Prospectus describing the Portfolio, the first paragraph under "Principal Investment Strategies - Investment Selection" is deleted and replaced by the following:

     FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

     Effective today, in the section of the Prospectus describing the Portfolio, the second paragraph under "Portfolio Management" is deleted and replaced by the following:

     Brian Hogan is the Portfolio Manager of the Portfolio, which he has managed since February 2004. Since joining Fidelity Investments in 1994, Mr. Hogan has worked as a research analyst and manager.

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                         METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED FEBRUARY 2, 2004
                     TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

     The section entitled "Investment Practices" on pages 27-50 is revised as follows:

     The table indicating which portfolios may engage in certain investment practices is modified to remove FI Mid Cap Opportunities and FI Structured Equity from the list of Portfolios excluded from engaging in the Emerging Markets investment practice.